================================================================================




                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2007

                           Gateway Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                 0-6404                      44-0651207
 ------------------------------    ----------                 -----------------
(State or other jurisdiction of   (Commission                (I.R.S. Employer
        incorporation)            File Number)               Identification No.)

                         500 Dallas Street, Suite 2615,
                                 Houston, Texas                     77002
                      -------------------------------------        --------
                     (Address of principal executive office)      (Zip Code)

                                 (713) 336-0844
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================


Item 2.01     Completion of Acquisition or Disposition of Assets

This Form 8-K/A ("Amendment No. 1") amends and supplements the Current Report on Form 8-K filed September 7, 2007 by Gateway Energy Corporation (the "Company") to include the financial statements and pro forma financial information required by Item 9.01. As previously reported, On September 6, 2007, the Company acquired pipeline assets from Gulfshore Midstream Pipelines, Ltd., which assets extend from the western and central Gulf of Mexico in water depths ranging from 50 to 650 feet. These pipeline assets range from 6" to 16" diameter pipelines. Gateway acquired the assets for consideration consisting of $3.1 million in cash, 1,550,000 shares of Gateway common stock and the assumption of certain liabilities related to the assets.

Item 9.01     Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

The historical audited financial statements of Gulfshore Midstream Pipelines, Ltd. and its subsidiaries as of December 31, 2006 and 2005 and for the years then ended are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference. The historical interim unaudited consolidated financial statements of Gulfshore Midstream Pipelines, Ltd. for the six months ended June 30, 2007 and 2006 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b)  Pro Forma Financial Information

The unaudited pro forma statement of operations for the six months ended June 30, 2007 and the year ended December 31, 2006 and the unaudited pro forma condensed balance sheet as of June 30, 2007 with respect to the transaction referred to above are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference. The unaudited pro forma condensed balance sheet has been prepared as if the transaction closed on June 30, 2007. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2007 and the year ended December 31, 2006 have been prepared assuming the transaction closed on January 1, 2006.

(c)  Exhibits

The following exhibits are included herein:

Exhibit No.         Description of Exhibit
-----------         ----------------------

23.1                Consent of Pannell Kerr Forster of Texas, P.C.

99.1 The historical audited financial statements of Gulfshore Midstream Pipelines, Ltd. at and for the two years ended December 31, 2006 and 2005.

99.2 The historical unaudited financial statements of Gulfshore Midstream Pipelines, Ltd. at and for the six months ended June 30, 2007 and 2006.

99.3 Unaudited pro forma condensed consolidated balance sheet of Gateway Energy Corporation as of June 30, 2007 and the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2007 and the year ended December 31, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Gateway Energy Corporation


                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer

Date:  November 13, 2007

                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

23.1                Consent of Pannell Kerr Forster of Texas, P.C.

99.1 The historical audited financial statements of Gulfshore Midstream Pipelines, Ltd. at and for the two years ended December 31, 2006 and 2005.

99.2 The historical unaudited financial statements of Gulfshore Midstream Pipelines, Ltd. at and for the six months ended June 30, 2007 and 2006.

99.3 Unaudited pro forma condensed consolidated balance sheet of Gateway Energy Corporation as of June 30, 2007 and the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2007 and the year ended December 31, 2006.